BTI TERM PLAN AGREEMENT

As of this 20th day of May, 2000, Intercallnet Teleservices
["Customer"] agrees to commit its long distance telephone usage to BTI as follows:

BTI Product      **
            ---------------

Commitment    **      continuous months/ years [circle one].
          -----------

In consideration of this commitment, the initial rates under this Term Plan Agreement ["Agreement"] are listed below, and will be reflected commencing the first billing statement subsequent to input by BTI [Customer must initial Term and rates]:

            TERM         SWITCHED ACCESS        DEDICATED ACCESS
              [All Minutes]          [All Minutes]

Initials    Term         Initials       Rates       Initials         Rates


____     1 YEAR TERM       _____     $_*__$_*__      ______        $____$____

____     2 YEAR TERM       _____     $____$____      ______        $____$____

____     3 YEAR TERM       _____     $____$____      ______        $____$____

           Installation Charge  $____      Installation Charge  $____
           [Must be completed]             [Must be completed]


           Months Recurring     $____      Months Recurring     $____
            Charge                          Charge
          [Must be completed]             [Must be completed]

Customer agrees to pay BTI the following if Customer terminates this Agreement prior to expiration of the Term:

1.       If committed to a switched access service:
         ** per month for all months remaining in the Term

2.       If committed to a dedicated access service:
         ** per month for all months remaining in the Term

3. All waived installation charges, monthly access charges and special promotional credits given [as itemized on the Account Customer Information Form LOA]

This Agreement is subject to the rules and regulations of BTI's state and federal tariffs and the Terms and Conditions on the reverse side of this form. Rates are subject to change upon approval by the proper regulatory authority. This Agreement may be terminated without penalty any time within the first 90 days of signing. This 90-day guarantee applies only to this Initial Term Plan signed with BTI and not subsequent Term Plan Agreements.

BTI REPRESENTATIVE                            CUSTOMER

BY: /s/  Illegible                            BY:  /s/ Paul Cifaldi
  ---------------------------------              ---------------------------

PRINT NAME: /s/ Illegible                     PRINT NAME:  Paul Cifaldi
          -------------------------                      -------------------

                       *CONFIDENTIAL TREATMENT REQUESTED*

                            MATERIAL FILED SEPARATELY

Scope: business Telecom, In. ("BTI or "Company"), undertakes to provide Interstate and International telecommunications service (any and/or all services offered by the Company) ("services") to the Customer (signatory on account and any individual/legal entity authorized to use Service) in accordance with the terms and conditions set forth herein. Interstate Service is provided only in conjunction with interstate Service. Service is not part of a joint undertaking with any other entity providing services. The Customer may not transfer or assign the use of Service provided until canceled by the Company or the Customer. Equipment and Facilities: All service is subject to the availability of suitable facilities. The Company reserves the right to discontinue furnishing, or limit the use of service when necessitated by conditions beyond its control: or when the customer is using service in violation of the law or the provisions contained herein. The customer shall have exclusive responsibility and liability for the installation, maintenance and operation of Customer- provided station equipment at the Customer's premises for use in connection with service. The customer must obtain an adequate number of access lines for Toll Free Services to meet expected demand. Use of service: The company's service may be used for any lawful purpose consistent with the transmission and switching parameters of the facilities utilized in the provision of service. The use of the Company's Service to make calls which might reasonably be expected to frighten, abuse, torment, or harass another or in such a way as to unreasonably interfere with use by others is prohibited. The use of the Company's service without payment for service or attempting to avoid payment for Service by fraudulent means or devices. Schemes, false or invalid numbers. Or false calling or credit cards is prohibited: including, but not limited to rearranging. Tampering with. Or making connections not authorized by the company to any service component used to furnish service, or using toll Free Service with the intent of gaining access to a Customer's outbound calling capabilities on a n unauthorized basis. Unauthorized use does not relieve the Customer of payment for Service and the Company reserves the right to analyze any and all information at its disposal. Including credit surveys call detail records and any other information to prove unauthorized use. The charges for unauthorized or fraudulent use are in addition to any remedies allowed for under civil or criminal proceedings and will be the company's highest usage charges applied to network usage and attempted network usage, whether or not a terminating connection was achieved, plus all costs incurred by the Company to detect, discover, observe, investigate, analyze examine, and locate the party responsible for unauthorized or fraudulent use.
 Interruptions: Credit allowance for the interruption of service which is not due to the Company's testing or adjusting, negligence of the Customer, or to the failure of channels or equipment provided by the Customer, are subject to the general liability provisions set forth herein. It shall be the obligation to the customer to notify the company immediately of any interruption in service for which a credit allowance is desired. For purposes of credit computation. Every month shall be considered to have 720 hours. No credit shall be allowed for an interruption of a continuous duration of less than two hours. The Customer shall be credited for an interruption two hours or more at the rate of 1/720th of the monthly charge for the facilities affected for each hour that the interruption continues. This credit applies only to monthly recurring charges, and does not affect any charges based upon Customer's actual usage of company's service. Limitations of Liability: Except as otherwise stated herein the liability of the company for damages arising out of either: (1) the furnishing of its service including but not limited to mistakes omissions, interruptions, delays, or errors, or other defects, representations or use of service or (2) the failure to furnish its service, whether caused by acts or omission shall be limited to the extension of allowances for interruptions in Service as set forth herein. The Company shall not be consequential, exemplary or punitive damages, including but not limited to loss of revenue or profits for any reason whatsoever, including, but not limited to any at or omission. Failure to perform delay. Interruption failure to provide any service or any failure in or breakdown of facilities associated with the service.
         The liability of the Company for errors in billing that result in overpayment by the Customer shall be limited to a credit equal to the dollar amount erroneously billed or, in the event that payment has been made and service has been discontinued to a refund of the amount erroneously billed. Any claim of whatever nature against the Company shall be deemed conclusively to have been waived unless presented in writing to the company within thirty (30) days after the date of the occurrence that gave rise to the claim. Upon request. BTI shall provide copies of Customer invoices dating back to the three (3) most recent billing cycles at no expense to Customer ("Invoices"). However, BTI reserves the right to charge Customer for all expenses related to providing copies of invoices which exceed this three (3) billing cycle limit including but not limited to labor and materials a rising from reproduction of invoices,
         The Company shall be indemnified defended and held harmless by the customer or end user from and against any and all claims losses demands suits, expenses, or other action or any liability whatsoever, including attorney's fees. Whether suffered made, insulted or asserted by the customer or by any other party for any personal injury to or death of any person or persons and for any loss damage or destruction of any property including environmental contamination whether owned by the customer or by any other party. Caused or claimed to have been caused directly or indirectly by the installation operation failure to operate maintenance presence condition location use or removal of any company or customer equipment or facilities or service provided by the company.
         The Company assumes no responsibility for the availability or performance of any systems or related facilities under the control of other entitles or for other facilities provided by other entities used for service to the Customer, even if the Company has acted as the Customer's agent in arranging for such facilities or service.

         The Company shall not be liable for any claims for loss or damages involving: (1) any delay or failure of performance or equipment due to causes beyond the Company's control, including but not limited to, acts of God, fires, floods, earthquakes, hurricanes, or other catastrophes, national emergencies, insurrections, riots, wars or other civil commotions, strikes, lockouts, work stoppages or other labor difficulties. Criminal actions taken against the Company, unavailability, failure or malfunction of equipment or facilities provided by the Customer or third parties, and any law, order, regulation or other action of any governing authority or agency thereof; (2) any unlawful or unauthorized use of the company's facilities and Service; (3) libel, slander, invasion of privacy or infringement of trademarks, patents, trade secrets, or copyrights arising from or in connection with the transmission of communications by means of Company provided facilities or Service; or by manes of the combination of Company provided facilities or Service with Customer provided facilities or service; (4) breach in the privacy or security of communications transmitted over the Company's facilities; (5)changes in any of the facilities, operations or procedures of the Company that render any equipment, facilities or service provided by the Customer obsolete, or require modification or alteration of such equipment, facilities or service, or other wise affect their use or performance, except where reasonable notice is required by the Company and is not provided to the Customer; (6) defacement of or damage to Customer premises resulting from the furnishing of Service or equipment on such premises or the installation or removal thereof; (7) any intentional, wrongful act of a Company employee when such act is not within the scope of the employee's responsibilities for the Company and/or is not authorized by the Company; (8) any representations made by Company employees that do not comport, or that are inconsistent with the provisions herein; (9) any act or omission in connection with the provision of 911, E911, or similar service; (10) any noncompletion of calls due to network busy conditions; or (11) any calls not actually attempted to be completed during any period that Service is unavailable.

Cancellation by Company: Without incurring liability, Company may refuse or discontinue Service to Customer or may withhold the provision of ordered or contracted Service; (1) for nonpayment of any sum due Company for more than thirty days after issuance of the bill for the amount due; (2) for violation of any of the provisions contained herein; (3) for violation of any law, rule, regulation or policy of any governing authority having jurisdiction over Company's Service; or (4) by reason of any order or decision of a court, public service commission or federal regulatory body or other governing authority prohibiting Company from furnishing its Service. Cancellation of interstate service will result in cancellation of intrastate and international service. Cancellation by customer: Service shall be canceled by Company promptly upon receipt of a cancellation request from Customer in writing and received 30 days prior to cancellation. Upon cancellation, a final bill will be prepared and the Customer shall be liable for all recurring charges prior to proper notice if a change in presubscribed carrier is initialed by the Customer. Additional cancellation terms and conditions may apply.

Payment for Service: The Customer is responsible for the payment of bills to the Company or any duly authorized agent for Service rendered by the Company, including payment for calls or Service originated at the Customer's number(s); originated by the use of a calling card or by the use of accompany-assigned special billing number and incurred at the specific request of the Customer; and for all associated installation charges, special charges and surcharges. For the purposes of billing, the start of Service date will e the date on which the Customer is given his Customer identification number. Customer will be rendered a bill each month for Service that contains rates and charges, as set forth herein, for all usage of Service by Customer. Bills are payable upon receipt and are due no later than the date indicated on the bill. If an attorney or collection agency is required to collect the bill for Service, the reasonable cost for this assistance shall be paid by the Customer.

Rates and Charges: Call timing is determined by industry standards, and usage charges for mileage-sensitive Service are based on airline distance using industry standard calculations form NECA FC Tariff No. 4. The Company reserves the right to collect a deposit or advance payment in an amount up to the maximum rate allowed by law will apply to payments received after the due date. A charge up to the maximum allowed try law will apply to checks or drafts presented for payment which are returned. Customer is responsible for payment f all excise, sales. Use or similar taxes, which may be leveled on the service by any local, state or federal government. Including assessments for government-Initialed social objectives, Customer will be billed recurring monthly fees assessed by authorized regulatory agencies. The company reserves the right to bill, without limitation, for any service provided which was billed in an amount less than the prevailing rate for service. Rates and charges, including those under Term Plan Agreements are subject to change upon not less than one day's notice to customer via U.S. Mail, bill insert, insert, newspaper publication or any other means available to the company. Governing law: This Agreement shall be governed by and construed in accordance with the laws of the state of North Carolina without regard to choice of law principles and the venue of any legal action by either party concerning or in any way pertaining to this Agreement shall be in Wake County, North Carolina: and the State of North Carolina shall have personal jurisdiction over the parties for all matters a rising from or related to this Agreement. Notice: Notice y Customer served upon Company shall be by First Class U.S. Mail addressed to: Business Telecom. Inc. 4300 Six Forks Road. Suite 500 Raleigh North Carolina 27609 ATTN: Customer Support.

Printed name Paul Cifaldi   Customer's Signature /s/ Paul Cifaldi  Date: 5/20/00
            ----------------                    --------------     -------------

Of this 13 day of APRIL, 2000              , CMS  Intercallnet Telesrvices, Inc.
       ----                  --------------       ------------------------------
["Customer"] agrees to commit its long distance telephone usage to BTI as follows:

BTI Product:  NSO SPECIAL DEDICATED (215)
              ------------------------------------

Commitment:      *       continuous         [  ] Months      [  ]    Years
          ---------------


In consideration of this commitment, the initial rates under this Term Plan Agreement ["Agreement"] are listed below, and will be reflected commending the first billing statement subsequent to input by BTI [Customer must initial Term and Rates]


    TERMS                   SWITCHED ACCESS              DEDICATED ACCESS
                             [All Minutes]                 [All Minutes]


Initials    Term    Initials         Rates        Initials       Rates
                             Interstate/intrastate        Interstate/Intrastate

            * year            $          $                  $   *     $    *
--------    ------  --------   ---------- --------- ------   ---------  -------


     Installation Charges  $               Installation Charges  $    *
     [Must be completed]   -----------     [Must be completed]   ------------

As per NSO #: 40465     Month Recurring $         Month Recurring $    *
              -----     Charge           -------- Charge           ---------

See Exhibit A          [must be completed]        [must be completed]

Customer agrees to pay BTI the following if Customer terminates this Agreement prior to the expiration of the Term:

                       *CONFIDENTIAL TREATMENT REQUESTED

         1.       If committed to a switched access service:

                        SEE EXHIBIT A

         2.       If committed to a dedicated access service:

                        SEE EXHIBIT A

         3. All waived installation charges, monthly access charges and special promotional credits given [as itemized on the Account Customer information Form LOA]

Customer acknowledges by signing herein that this Agreement is subject to the rules and regulations of BTI's state and federal tariffs and the Terms and Conditions on the reverse side of this form. Rates are subject to change upon approval by the proper regulatory authority. Customer must notify BTI in writing 30days in advance of the end of the initial Term f this Agreement or the end of any renewal Term of this Agreement then in effect to cancel or change this Agreement. If such notification is not received, this Agreement is automatically renewed for the same Term upon the same terms and conditions. This Agreement may be terminated without penalty any time within the first 90 days of signing. This 90 - day guarantee applies only to this initial Term Plan signed with BTI and not subsequent Agreements.


BTI REPRESENTATIVE                        CUSTOMER

Signature: /s/ Rin Rivchin                Signature: /s/ Paul Cifaldi
          ------------------------                  -----------------------
Print Name:  Ron Rivchin                  Print Name:  Paul Cifaldi
            ---------------------                    ----------------------
Sales ID:    3327                         Title:
         ------------------------               ---------------------------

Date:       4/13/2000                     Date:  4/27/00
      ---------------------------              ----------------------------

Exhibit A to Term Plan Agreement Between Business Telecom, Inc. and CMS


In consideration for the rates for dedicated access service set forth in the Term Plan Agreement to which this Exhibit is attached, Customer agrees to generate Revenue (as defined below) of at least $ *** monthly. In the event Customer does not generate Revenue in an amount equal to or more than $*** monthly, Customer hereby agrees to pay to BTI upon demand the deficiency between *** and the amount of Revenue actually generated by Customer in such a month Notwithstanding the foregoing, Customer shall not be required to generate the *** monthly minimum Revenue until the second quarter of the initial term of the Term Plan Agreement. BTI agrees to reimburse Customer for all T-1 installation charges incurred once the minimum monthly revenue of *** is obtained. For purposes of this Exhibit, "Revenue" shall mean only charges for current usage and shall exclude, without limitation, taxes, tax-like surcharges, installation fees, FCC charges, federal and state imposed fees, loop charges and monthly recurring and non-recurring fees.




BTI REPRESENTATIVE                        CUSTOMER

Signature: /s/ Rin Rivchin                Signature: /s/ Paul Cifaldi
          ------------------------                  -----------------------
Print Name:  Ron Rivchin                  Print Name:  Paul Cifaldi
            ---------------------                    ----------------------
Sales ID:    3327                         Title:
         ------------------------               ---------------------------

Date:       4/27/2000                     Date:  4/27/00
      ---------------------------              ----------------------------





                       *CONFIDENTIAL TREATMENT REQUESTED*

                            MATERIAL FILED SEPARATELY